Income taxes	12 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
Income taxes

Note 12 – Income taxes

The United States of America

The Company is subject to taxation in the United States and certain state jurisdictions. The provision for income taxes differs from the amounts which would be provided by applying the statutory federal income tax rate of 21% to the net loss before provision for income taxes. Accordingly, the Company reevaluated its deferred tax assets on net operating loss carryforward in the U.S. As of December 31, 2024, due to uncertainties surrounding future utilization, the Company recorded a full valuation allowance against the deferred tax assets based upon management’s assessment as to their realization.

People’s Republic of China

Effective January 1, 2008, the New Taxation Law of PRC stipulates that domestic enterprises and foreign invested enterprises (the “FIEs”) are subject to a uniform tax rate of 25%. Under the PRC tax law, companies are required to make quarterly estimate payments based on 25% tax rate; companies that received preferential tax rates are also required to use a 25% tax rate for their installment tax payments. The overpayment, however, will not be refunded and can only be used to offset future tax liabilities.

Our effective tax rate differs from the statutory federal income tax rate, primarily as a result of the changes in valuation allowance, nondeductible permanent differences, credits, and state income taxes.

A reconciliation of the federal statutory income tax to our effective income tax is as follows:

	2025			2024
	Amount	%		Amount	%
Federal statutory rates	$(1,004,000)	21%		(691,000)	21%
State income taxes	(311,000)	9%		(146,000)	9%
Foreign income taxes	(50,000)	4%		(66,000)	4%
Permanent differences	–	–		–	–
Valuation allowance against net deferred tax assets	1,365,000	(33%	)	903,000	(33%	)
Effective rate	$–	–		$–	–

The tax effect of temporary differences that give rise to a significant portion of the deferred tax assets and liabilities at December 31, 2025 and 2024 is presented below:

	2025	2024
Deferred income tax asset
Net operating loss carryforwards	$8,310,208	$7,514,325
Interest	48,067	45,128
Total deferred income tax asset	8,358,275	7,559,453
Less: valuation allowance	(8,358,275)	(7,559,453)
Total deferred income tax asset	$–	$–

The Company recognizes valuation allowances to reduce deferred tax assets to the amount that is more likely than not to be realized. The Company’s net deferred income tax asset is not more likely than not to be realized due to the lack of sufficient sources of future taxable income and cumulative losses that have resulted over the years. During the year ended December 31, 2025 the valuation allowance increased by $1,364,568.

As of December 31, 2025, we had cumulative net operating loss carryforwards for federal and state income tax purposes of $28,597,946, and available tax credit carryforwards of approximately $739,597 for federal income tax purposes, which can be carried forward to offset future taxable income. The federal net operating loss carryforwards consists of $23,821,513 of losses incurred prior to January 1, 2025 and which can be used to offset 100% of future taxable income and, $1,364,568 of losses incurred after January 1, 2025, which can be used to offset up to 80% of taxable income in subsequent years.